UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 23, 2021

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street - Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On June 23, 2021, at the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of Apogee Enterprises, Inc. (the “Company”), the Company’s shareholders approved an amendment and restatement of the Apogee Enterprises, Inc. 2019 Stock Incentive Plan (the “Plan”) that increased the aggregate number of shares that may be issued under the Plan by 1,000,000 shares, from a total of 1,150,000 shares to 2,150,000 shares.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of shareholders was held on June 23, 2021. The four proposals voted upon at the Annual Meeting are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 11, 2021. The final results for the votes regarding each proposal are set forth below.

(1)	A proposal to elect three Class II directors for three-year terms expiring at the 2024 annual meeting of shareholders. Each of the director nominees was elected and received the following votes:

Class II Directors	For	Against	Abstain	Broker Non-Votes
Christina M. Alvord	21,348,624	136,536	209,683	1,186,192
Herbert K. Parker	20,974,945	625,637	93,952	1,186,192
Ty R. Silberhorn	21,503,661	52,307	138,566	1,186,192

(2)	An advisory (non-binding) vote to approve the Company’s executive compensation. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
20,648,082	984,071	62,381	1,186,192

(3)	A proposal for approval of the Apogee Enterprises, Inc. 2019 Stock Incentive Plan, as Amended and Restated (2021) to increase the number of shares authorized for awards from 1,150,000 to 2,150,000.

For	Against	Abstain	Broker Non-Votes
20,738,645	909,802	46,087	1,186,192

(4)

A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 26, 2022. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
22,513,880	321,095	45,751	N/A

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Apogee Enterprises, Inc. 2019 Stock Incentive Plan, as Amended and Restated (2021) (incorporated by reference to Exhibit 4.5 to Apogee’s Registration Statement on Form S-8 filed on June 25, 2021).

104	Cover Page interactive Data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Meghan M. Elliott
Meghan M. Elliott
Vice President, General Counsel and Secretary

Date: June 28, 2021